Exhibit 99

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Raytheon Technologies updates its free cash flow outlook for the capitalization of Research and Experimentation for tax purposes

ARLINGTON, Va. (September 13, 2022) – Raytheon Technologies (NYSE: RTX) updates its free cash flow outlook for the impact of the legislation requiring capitalization of Research and Experimentation for tax purposes and, as previously discussed, it now expects its full year 2022 free cash flow to be approximately $4.0 billion instead of approximately $6.0 billion.

The company reaffirms its full year outlook for sales of $67.75 - $68.75 billion, adjusted earnings per share of $4.60 - $4.80 and share repurchase of at least $2.5 billion of RTX shares. The company will provide further details on its third quarter earnings call in October.

About Raytheon Technologies
Raytheon Technologies Corporation is an aerospace and defense company that provides advanced systems and services for commercial, military and government customers worldwide. With four industry-leading businesses ― Collins Aerospace, Pratt & Whitney, Raytheon Intelligence & Space and Raytheon Missiles & Defense ― the company delivers solutions that push the boundaries in avionics, cybersecurity, directed energy, electric propulsion, hypersonics, and quantum physics. The company, formed in 2020 through the combination of Raytheon Company and the United Technologies Corporation aerospace businesses, is headquartered in Arlington, Virginia.

Use and Definitions of Non-GAAP Financial Measures
Raytheon Technologies Corporation (“RTC”) reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”).

We supplement the reporting of our financial information determined under GAAP with certain non-GAAP financial information. The non-GAAP information presented provides investors with additional useful information, but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

Adjusted earnings per share (“EPS”) is a non-GAAP financial measure that represents diluted earnings per share from continuing operations (a GAAP measure), excluding restructuring costs, acquisition accounting adjustments and other significant items.

Free cash flow is a non-GAAP financial measure that represents cash flow from operations (a GAAP measure) less capital expenditures. Management believes free cash flow is a useful measure of liquidity and an additional basis for assessing RTC’s ability to fund its activities, including the financing of acquisitions, debt service, repurchases of RTC’s common stock and distribution of earnings to shareowners.

When we provide our expectations for adjusted EPS and free cash flow on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectations and the corresponding GAAP measures (expected diluted EPS from continuing operations and expected cash flow from operations, respectively) generally is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains and losses, the ultimate outcome of pending litigation, fluctuations in foreign currency exchange rates, the impact and timing of potential acquisitions and divestitures, and other structural changes or their probable significance. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. From time to time, oral or written forward- looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide Raytheon Technologies Corporation (“RTC”) management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “goals,” “objectives,” “confident,” “on track” and other words of similar meaning. Forward-looking statements may include, among other things, statements relating to future sales, earnings, cash flow, results of operations, uses of cash, share repurchases, tax payments and rates, research and development spending, cost savings, other measures of financial performance, potential future plans, strategies or transactions, credit ratings and net indebtedness, other anticipated benefits to RTC of the United Technologies Corporation (“UTC”) acquisition of Rockwell Collins in 2018, the merger (the “merger”) between UTC and Raytheon Company (“Raytheon”)) or the spin-offs by UTC of Otis Worldwide Corporation and Carrier Global Corporation into separate independent companies (the “separation transactions”), including estimated synergies and customer cost savings resulting from the merger and the anticipated benefits and costs of the separation transactions and other statements that are not solely historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. Such risks, uncertainties and other factors include, without limitation: (1) the effect of changes in global economic, capital market and political conditions in the U.S. and globally, such as from the global sanctions and export controls with respect to Russia, and any changes therein, including related to financial market conditions, fluctuations in commodity prices, inflation, interest rates and foreign currency exchange rates, disruptions in global supply chain and labor markets, and geopolitical risks; (2) risks associated with U.S. government sales, including changes or shifts in defense spending due to budgetary constraints, spending cuts resulting from sequestration or the allocation of funds to governmental responses to COVID-19, a continuing resolution, a government shutdown, or otherwise, and uncertain funding of programs; (3) challenges in the development, production, delivery, support, and performance of RTC advanced technologies and new products and services and the realization of the anticipated benefits (including our expected returns under customer contracts), as well as the challenges of operating in RTC’s highly- competitive industries; (4) the effect of and risks relating to the coronavirus disease 2019 (COVID-19) pandemic on RTC’s business, supply chain, operations and the industries in which it operates, including the decrease in global air travel, and the timing and extent of the recovery from COVID-19; (5) risks relating to RTC international operations from, among other things, changes in trade policies and implementation of sanctions, foreign currency fluctuations, economic conditions, political factors, sales methods, and U.S. or local government regulations; (6) the condition of the aerospace industry; (7) risks relating to RTC’s reliance on U.S. and non-U.S. suppliers and commodity markets, including the effect of sanctions, delays and disruptions in the delivery of materials and services to RTC or its suppliers and price increases; (8) the scope, nature, timing and challenges of managing acquisitions, investments, divestitures and other transactions, including the realization of synergies and opportunities for growth and innovation, the assumption of liabilities and other risks and incurrence of related costs and expenses; (9) compliance with legal, environmental, regulatory and other requirements, including, among other things, export and import requirements such as the International Traffic in Arms Regulations and the Export Administration Regulations, anti-bribery and anticorruption requirements, such as the Foreign Corrupt Practices Act, industrial cooperation agreement obligations, and procurement and other regulations in the U.S. and other countries in which RTC and its businesses operate; (10) the outcome of pending, threatened and future legal proceedings, investigations and other contingencies, including those related to U.S. government audits and disputes; (11) factors that could impact RTC’s ability to engage in desirable capital-raising or strategic transactions, including its capital structure, levels of indebtedness, capital expenditures and research and development spending, and the availability of credit, credit market conditions and other factors; (12) uncertainties associated with the timing and scope of future repurchases by RTC of its common stock or declarations of cash dividends, which may be discontinued, accelerated, suspended or delayed at any time due to various factors, including market conditions and the level of other investing activities and uses of cash; (13) the risks relating to realizing expected benefits from RTC strategic initiatives such as cost reduction, restructuring, digital transformation and other operational initiatives; (14) the risks relating to the integration of legacy businesses of UTC and RTC as well as the merger, and the realization of the anticipated benefits of those transactions; (15) risks of additional tax exposures due to new tax legislation or other developments, in the U.S. and other countries in which RTC and its businesses operate; (16) the ability of RTC to attract, train and retain qualified personnel and maintain its culture and high ethical standards, and the ability of our personnel to continue to operate our facilities and businesses around the world; (17) risks relating to a RTC product safety failure or other failure affecting RTC’s or its customers’ or suppliers’ products or systems; (18) risks relating to cyber-attacks on RTC’s information technology infrastructure, products, suppliers, customers and partners, threats to RTC facilities and personnel, as well as other events outside of RTC’s control such as public health crises, damaging weather or other acts of nature; (19) the effect of changes in accounting estimates for our programs on our financial results; (20) the effect of changes in pension and other postretirement plan estimates and assumptions and contributions; (21) risks relating to an impairment of goodwill and other intangible assets; (22) the effects of climate change and changing climate-related regulations, customer and market demands, products and technologies; and (23) the intended qualification of (i) the merger as a tax-free reorganization and (ii) the separation transactions and other internal restructurings as tax-free to UTC and former UTC shareowners, in each case, for U.S. federal income tax purposes. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see the reports of RTC, UTC and Raytheon on Forms S-4, 10-K, 10-Q and 8-K filed with or furnished to the Securities and Exchange Commission from time to time. Any forward-looking statement speaks only as of the date on which it is made, and RTC assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.